Subsequent Events	6 Months Ended
Mar. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 24 – SUBSEQUENT EVENTS

On June 21, 2024, the company entered into a securities purchase agreement with Streeterville Capital, LLC, a Utah limited liability company relating to the issuance and sale of a senior unsecured convertible note in the principal amount of $1,360,000, at a purchase price of $1,250,000. The Note is convertible into class A ordinary shares, par value $0.0001 per share of the Company. On June 24, 2024, the Company completed its issuance and sale to the Buyer of the Note pursuant to the Securities Purchase Agreement. The gross proceeds from the sale of the Note were $1,250,000, prior to deducting transaction fees and estimated expenses. The Note bears a simple interest at a rate of 7% per annum. All outstanding principal and accrued interest on the Note will become due and payable on June 24, 2025 (the “Maturity Date”), which is twelve (12) months after the purchase price of the Note is delivered by the Buyer to the Company. The Note includes an original issue discount of $100,000, along with $10,000 for the Buyer’s legal fees, accounting costs, due diligence, monitoring, and other transaction costs incurred in connection with the purchase and sale of the Note. The Company may, at its election, prepay all or any portion of the Outstanding Balance under the Note prior to the Maturity Date at a cash price equal to 120% of the portion of the Outstanding Balance to be prepaid.

The Company issued 2,800,000 ordinary shares to MIDEA INTERNATIONAL CO., LIMITED through a private placement on January 31, 2024. After a 45-day holding period, these shares were registered with the SEC on June 28, 2024, and are now eligible for public trading.

On November 20, 2023, Beijing Su Hong Yuan Da Technology Co., Ltd. entered into an equity transfer agreement with Shenzhen Ou Xun Electronics Co., Ltd., under which Suhong Yuanda agreed to transfer 500,000 shares, representing 1% of Jiangsu Austin Optoelectronics Technology Co., Ltd., to Ou Xun for a total consideration of RMB1.3 million (RMB2.6 per share). According to the contract, Ou Xun was required to pay the full amount by June 30, 2024; failure to do so would result in the return of the 1% shareholding, with Ou Xun also obligated to assist in completing the necessary procedures. As of June 30, 2024, Ou Xun had not made the required payment, triggering the share return and cooperation provisions. Consequently, the Company believes Ou Xun is in breach of contract, rendering the contract legally unenforceable and thus terminated. As of August 23, 2024, Jiangsu Austin has not yet received the shares back from Shenzhen Ou Xun Electronics Co., Ltd., but expects to complete this process in the near future.

The Company has evaluated subsequent events to the balance sheet date of March 31, 2024 through August 23 2024, the issuance of the consolidated financial statements. No other material subsequent events except for the disclosed above.